
------------------------------------------------------------------------------------------------------------------------------------
          SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS           1.  REQUISITION NUMBER                            PAGE 1 OF
           OFFEROR TO COMPLETE BLOCKS 12,17,23,24, & 30                  0-9-N8-07-07-A39    001                                24
-----------------------------------------------------------------------------------------------------------------------------------
2.  CONTRACT NO.          3.  AWARD/EFFECTIVE      4.  ORDER NUMBER  5.  SOLICITATION NUMBER  6.  SOLICITATION ISSUE
TIRNO-99-C-00033              DATE   09/30/1999                                                    DATE
-----------------------------------------------------------------------------------------------------------------------------------
7.  FOR SOLICITATION      a.  NAME                                   b.  TELEPHONE NUMBER (No collect call)   8.  OFFER DUE DATE/
INFORMATION CALL:                                                                                                 LOCAL TIME
-----------------------------------------------------------------------------------------------------------------------------------
9.  ISSUED BY        CODE    irs0088               10.  THIS ACQUISITION IS       11.  DELIVERY FOR       12.  DISCOUNT TERMS
                          ------------
                                                   []  UNRESTRICTED               DESTINATION UNLESS      Discount:  0%
              INTERNAL REVENUE SERVICE             []  SET ASIDE:      % FOR      BLOCK IS MARKED         Days:  0
              A/C PROCUREMENT Suite 700            []  SMALL BUSINESS             []  SEE SCHEDULE        Net due:  30
                                                                                  -------------------------------------------------
              6009 OXON HILL ROAD                  []  SMALL DISADV. BUSINESS     []    13a.  THIS CONTRACT IS A RATED ORDER
              OXON HILL, MD  20743                 []  9 (A)                                      UNDER DPAS(15 CFR 700)
                                                                                  -------------------------------------------------
                                                                                  13b.  RATING
                                                                                  -------------------------------------------------
                                                   SIC:                           14.  METHOD OF SOLICITATION
                                                   SIZE STANDARD:                 []  RFQ     []  IFS     []  RFP
-----------------------------------------------------------------------------------------------------------------------------------
15.  DELIVER TO      CODE    20706210              16.  ADMINISTERED BY                  CODE     irs0088
                          ------------                                                        ------------
Internal Revenue Service, OP:ETA:E                 INTERNAL REVENUE SERVICE
ATTN:  Linda Rickard, C4-332 NCFB                  A/C PROCUREMENT  Suite 700
5000 Ellin Road                                    6009 OXON HILL ROAD
Lanham, MD  20706                                  OXON HILL, MD  20745
-----------------------------------------------------------------------------------------------------------------------------------
17a.  CONTRACTOR/             50463   FACILITY                                   18a.  PAYMENT WILL BE MADE BY         CODE
      OFFEROR        CODE ---------   CODE ------------                                                                    --------
              US Audiotax Corporation                                            Not Applicable
              Steven R. Johnson
              2333 San Ramon Valley Boulevard
              San Ramon, CA  94583
TELEPHONE NO.  925-838-7996
-----------------------------------------------------------------------------------------------------------------------------------
[]  17b.  CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS  18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK
          IN OFFER                                                    BELOW
                                                                      IS CHECKED   []  SEE ADDENDUM
-----------------------------------------------------------------------------------------------------------------------------------
     19.         20.                                                    21.          22.         23.         24.
  ITEM NO.       SCHEDULE OF SUPPLIES/SERVICES                         QUANTITY      UNIT     UNIT PRICE     AMOUNT


                          See attached schedule

                          (Attach Additional Sheets as Necessary)
------------------------------------------------------------------------------------------------------------------------------------
25.  ACCOUNTING AND APPROPRIATION DATA                                               26.  TOTAL AWARD AMOUNT (For Govt. Uses Only)
                                                                                                       0.00

-----------------------------------------------------------------------------------------------------------------------------------
[]  27a.  SOLICITATION INCORPORATES BY REFERENCE FAR 62.212-1, 62.212-4.  FAR 62.212-3 AND 62.212-5 ARE ATTACHED.  ADDENDA
          []  ARE  []  ARE NOT ATTACHED.
[]  27b.  CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 62.212-4, FAR 62.212-5 IS ATTACHED.  ADDENDA  [X]  ARE
          []  ARE NOT ATTACHED.
-----------------------------------------------------------------------------------------------------------------------------------
28.  CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN    3 COPIES         29. AWARD OF CONTRACT:  REFERENCE  ________ OFFER
                                                                  ------
[X]  TO ISSUING OFFICE.  CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET      [] DATED ____ .YOUR OFFER ON SOLICITATION
     FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS                (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES
     SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.                           WHICH ARE SET FORTH HEREIN IS ACCEPTED AS TO
                                                                                     ITEMS:
-----------------------------------------------------------------------------------------------------------------------------------
30a.  SIGNATURE OF OFFEROR/CONTRACTOR                          31a.  UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
/s/  Kenneth Stern                                             /s/  Jeffrey P. Petrino
-----------------------------------------------------------------------------------------------------------------------------------
30b.  NAME AND TITLE OF SIGNER (TYPE OR PRINT)  30c. DATE SIGNED  31b. NAME OF CONTRACTING OFFICER (TYPE OR PRINT) 31c. DATE SIGNED
Kenneth Stern, President                             9/30/99           Jeffrey P. Petrino                                   9/30/99
-----------------------------------------------------------------------------------------------------------------------------------
32a.  QUANTITY IN COLUMN 21 HAS BEEN                           33. SHIP NUMBER     34.  VOUCHER NUMBER     35.  ACCOUNT VERIFIED
                                 ACCEPTED, AND CONFORMS TO THE                                                  CORRECT FOR
[]  RECEIVED  []  INSPECTED  []  EXCEPT AS NOTED                   PARTIAL  FINAL
-----------------------------------------------------------------------------------------------------------------------------------
32b.  SIGNATURE OF AUTHORIZED GOVT. REPRESENTATIVE 32c.  DATE  36.  PAYMENT                               37.  CHECK NUMBER
                                                               []  COMPLETE    []  PARTIAL    []  FINAL
                                                               --------------------------------------------------------------------
                                                               38.  S/R ACCOUNT NUMBER        39.  S/R VOUCHER NUMBER  40.  PAID BY

-----------------------------------------------------------------------------------------------------------------------
41a.  I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT 42a.  RECEIVED BY (Print)
--------------------------------------------------------
41b.  SIGNATURE AND TITLE OF CERTIFYING OFFICER    41c.  DATE  42b.  RECEIVED AT (Location)
--------------------------------------------------------
                                                               42c.  DATE REC'D (YY/MM/DD)    42d.  TOTAL CONTAINERS
-----------------------------------------------------------------------------------------------------------------------------------
AUTHORIZED FOR LOCAL REPRODUCTION                                                            STANDARD FORM 1449 (10-96)
                                                                                             Prescribed by GSA FAR (48 CFR) 53.21

TIRNO-99-C-00033


ITEM          DESCRIPTION                          QUANTITY    U/I   UNIT PRICE               AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
1001          Pilot of Integrated Electronic Filing       1.00 EA        0.000000                    0.00
              and Payment of Individual Income Tax by
              Credit Card for Tax Year 1999/Filing
              Season 2000




                                                   Page 1A

                   SECTION C - CONTRACT TERMS AND CONDITIONS
                   -----------------------------------------

C.1 CONTRACT TERMS AND CONDITIONS - COMMERCIAL
    ITEMS FAR 52.212-4 (MAR 1999)........................................Page 4

C.2 STATEMENT OF WORK - ADDENDUM TO FAR 52.212-4.........................Page 7
     C.2.1 INTRODUCTION..................................................Page 7
     C.2.2 GENERAL REQUIREMENTS..........................................Page 7
     C.2.3 DUTIES AND RESPONSIBILITIES OF THE
           CONTRACTOR....................................................Page 7
     C.2.4 DUTIES AND RESPONSIBILITIES OF THE GOVERNMENT............... Page 11
     C.2.5 DELIVERABLES.................................................Page 12
          C.2.5.1 PILOT FINDINGS REPORT.................................Page 12
          C.2.5.2 MONTHLY STATUS REPORT.................................Page 12
          C.2.5.3 RECURRING TRANSACTION REPORTS.........................Page 13
     C.2.6 PILOT SUCCESS DETERMINATION..................................Page 13
     C.2.7 SCHEDULE OF PERFORMANCE......................................Page 14
     C.2.8 PERFORMANCE REQUIREMENTS.....................................Page 14

C.3 AUTHORITY - CONTRACTING OFFICER, CONTRACTING
    OFFICER'S TECHNICAL REPRESENTATIVE AND
    CONTRACTOR'S PROJECT MANAGER........................................Page 15
     C.3.1 ADMINISTRATIVE CONTRACTING OFFICER...........................Page 15
     C.3.2 CONTRACTING OFFICER'S TECHNICAL
           REPRESENTATIVE...............................................Page 15
     C.3.3 PROJECT MANAGER..............................................Page 16

C.4 CONTRACT CORRESPONDENCE.............................................Page 16

C.5 DISCLOSURE OF INFORMATION--SAFEGUARDS (IRSAP
    1052.224-9000)(JAN 1998)............................................Page 17

C.6 DISCLOSURE OF "OFFICIAL USE ONLY" INFORMATION SAFEGUARDS
     (IRSAP 1052.224-70(d)) (DEC 1988)..................................Page 17

C.7 DISCLOSURE OF INFORMATION-CRIMINAL/CIVIL
    SANCTIONS (IRSAP 1052.224-71(a)) (JAN 1998).........................Page 17

C.8 DISCLOSURE OF INFORMATION-OFFICIAL USE
    ONLY (IRSAP 1052.224-71(b)) (DEC 1988)..............................Page 18

TIRNO-99-C-00033                        Page 2

C.9   DISCLOSURE OF INFORMATION-INSPECTION
      (IRSAP 1052.224-72) (DEC 1988)..........................Page 19

C.10  PUBLIC RELEASE OF INFORMATION ..........................Page 19

C.11  IRSAP 1052.239-9002 - YEAR 2000 WARRANTY -
      COMMERCIAL SUPPLY PRODUCTS .............................Page 19

C.12  ADDENDUM 1 .............................................Page 21
      C.12.1 FAR CLAUSES INCORPORATED BY REFERENCE ...........Page 21

C.13  CONTRACT TERMS AND CONDITIONS REQUIRED TO
      IMPLEMENT STATUTES OR EXECUTIVE ORDERS -
      COMMERCIAL ITEMS, FAR 52.212-5 (AUG 1996) ..............Page 21

TIRN0-99-C-00033              Page 3

                   SECTION C - CONTRACT TERMS AND CONDITIONS
                   -----------------------------------------

C.1 CONTRACT TERMS AND CONDITIONS -- COMMERCIAL ITEMS FAR 52.212-4 (MAR 1999)(TAILORED)

     (a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or performance of nonconforming services without change in the mutual agreement that all work will be at no cost to the Government. The Government must exercise its post acceptance rights--

          (1) Within a reasonable time after the defect was discovered or should have been discovered; and

          (2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

     (b) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

     (c) Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

     (d) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

     (e) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all

TIRNO-99-C-00033               Page 4
reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

     (f) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

     (g) No consideration or fee. The Contractor and the Government have mutually agreed that all work will be at no cost to the Government. This agreement is a result of the prohibition in the Taxpayer Relief Act of 1997 codified at Internal Revenue code 6311(d)(2), namely, "the Secretary is authorized to enter into contracts to obtain services related to receiving payment by other means where cost beneficial to the government. The Secretary may not provide any fee or provide any other consideration under such contracts."

     (h) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

          (1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or

          (2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

     (i) Termination for the Government's Convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Because the parties to the contract have mutually agreed that all work performed will be at no cost to the Government, the Contractor will not be paid for any costs of contract performance as a result of the termination for the Government's convenience.

     (j) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination

TIRNO-99-C-00033               Page 5
shall be deemed a termination for convenience.

     (k) Title. Unless specified elsewhere in this contract, title to deliverable items, that is, reports (see C.2.5) furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

     (1) Limitation of liability. Except as otherwise provided by an express or implied warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

     (m) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

     (n) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C 327, et seq., Contract Work Hours and Safety Standards Act, 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistle blower protections; 49 U.S.C 40118, Fly American; and 41 U.S.C. 243 relating to procurement integrity.

     (o) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order

     (1) Disputes, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.

     (2)  The clause at 52.212-5.

     (3) Addenda to this solicitation or contract, including any license agreements for computer software.

     (4)  Solicitation provisions if this is a solicitation

     (5)  Other paragraphs of this clause.

     (6)  The Standard Form 26.

     (7)  Other documents, exhibits, and attachments.

     (8)  The statement of work.


TIRNO-99-C-00033              Page 6

C.2 STATEMENT OF WORK - ADDENDUM TO FAR 52.212-4

C.2.1 INTRODUCTION

     With passage of the Taxpayer Relief Act of 1997, the federal government can accept tax payments via any commercially acceptable means.

     The purpose of this contract is to pilot and implement a more convenient method for the taxpayer to pay income taxes owed, which will also reduce governmental costs and improve cash flow to the federal government.

C.2.2 GENERAL REQUIREMENTS

     This is a "commercial item" acquisition, as that term is defined in the Federal Acquisition Regulations (FAR) 2.101.

     The Contractor shall provide an electronic credit card authorization system and shall conduct a pilot that allows taxpayers to file federal individual tax returns (Form 1040 Series) with a payment of the balance due by means of the return transmission software employed, using American Express, DiscoverCard, and MasterCard credit cards. The Contractor shall enable payment with up to a sixteen digit credit card number and a four or six digit expiration date. The Contractor shall ensure that certain edits are performed to confirm the validity of the credit card number and expiration date, The Contractor shall provide an acknowledgement of acceptance back to the taxpayer.

     The Contractor may charge taxpayers a traditional "merchant fee" for the convenience of having an electronic payment authorized and made. On average, this fee shall not exceed 3% of the tax payment. In the event that other credit card companies are subcontracted to participate in the program, the Contractor shall negotiate to minimize merchant fees and other credit card related transaction fees to minimize taxpayer surcharges. The Contractor shall collect and disburse all such fees from the cardholder and post all charges to the cardholder's account.

C.2.3 DUTIES AND RESPONSIBILITIES OF THE CONTRACTOR

The Contractor's duties and responsibilities during the term of this contract are to:

1. Provide individual federal taxpayers access to the credit card and electronic filing transaction processing networks employed by the Contractor beginning on January 14, 2000 and ending on October 16, 2000 at a rate equal to or exceeding 95% availability (total number of customers accessing the Contractor's credit card transaction network on the first attempt/total number of attempts). Excusable


TIRNO-99-C-00033               Page 7
     downtime for the electronic filing transaction processing network includes the time necessary for regular backup and maintenance procedures.

2. Provide an accuracy rate Of 99% or higher for all transmitted transaction data as provided by the taxpayer. This includes accuracy of electronic payment data resulting from intermediate actions taken by the Contractor necessary for coding, applying, and transmitting payment data.

3. Provide documentation to the Government (with "limited rights" as defined in the "Rights in Data" clause in Section C.12.1) before the pilot commences, of the transaction processing networks employed in the pilot and the networks' interfaces including testing certification plan, test reports, and procedural guide.

4. Notify taxpayers of the dollar amounts of a11 fees to be charged to their credit card and obtain taxpayers' acknowledgements of charges prior to initiating credit authorizations. Notify the Government of the method of obtaining taxpayers' acknowledgement before the pilot commences.

5. Provide taxpayers with confirmation of payment transactions electronically through the return transmission software used by participating electronic return originators or tax practitioners, through the period ending October 16, 2000.

6. Provide taxpayers, upon request, with IRS general information in an easily accessible, readable and print-ready form through the return transmission software used by participating electronic return originators or tax practitioners.

7. Provide incident reports of any material network outages, work stoppages, or other payment processing problems. This includes but is not limited to systemic problems related to authorizing credit on-line and human errors that result in duplicate payments or non-payment. The Contractor shall inform the Contracting Officer'S Technical Representative (COTR) of all incidents within 24 hours of occurrence or awareness, and shall provide an incident report within 5 business days. Incident reports shall include a description of the incident, the cause, number of taxpayers impacted, duration of the incident, and actions taken by the Contractor to remedy the incident. The Contractor shall comply with the EFTPS Credit Card Bulk Filer Requirements dated May 17, 1999, and provide all reports (EDI.X.12) as stated therein. No additional "bulk filer" reports are required.

8. Make reasonable efforts to make any necessary modifications to software, systems, and services in accordance with its commercial business practices to conform to the provisions of IRS regulations promulgated under U.S.C. 6311 (d)(1). This contract is considered modified automatically to incorporate by reference the current provisions of such IRS regulations during the life of this contract.

TMNO-99-C-00033                Page 8

9. Retain credit card authorization logs for 72 months from the date of each transaction. The information in such logs shall include the transaction dates and times, card member account number and expiration date, amount of transaction, and approval code. This requirement shall survive the life of this contract, and the Government shall have the right to inspect such logs upon reasonable notice to the Contractor.

10. Retain taxpayer electronic filing information for 36 months following the end of each tax filing season. This requirement shall survive the life of this contract, and the Government shall have the right to inspect such logs upon reasonable notice to the Contractor.

11. Convert credit card transactions to ACH debit authorizations and settle funds to the Government's designated Treasury Financial Agent (TFA). Any adjustments necessary because of failure to correctly verify and validate credit information shall be the responsibility of the Contractor. The TFA shall initiate one bulk daily debit to the account established for this purpose. The Contractor shall instruct the TFA to initiate ACH debit authorizations only upon the Government's acceptance of an electronically-filed tax return.

12. Settle all credit card payment transactions in accordance with the following standard timeframes for settlement for each credit card as stated in the applicable merchant agreement. MasterCard funds will be deposited on the 2nd business day after the date of authorization of the transaction. American Express and DiscoverCard funds shall be deposited on the 3rd business day after the date of authorization of the transaction. Any funds held overnight from one business day to the next business day shall be subject to U.S. Treasury penalties and interest. Provide settled credit card payments where the authorization date is less than 11 days prior to the settlement date; except that American Express and DiscoverCard payments shall be forwarded to the TFA one business day prior to settlement.

13.  Provide only guaranteed payments to the Government for taxes owed.

14. Maintain the confidentiality of any information relating to credit card transactions with absolutely no disclosure or use except to the extent authorized by written procedures promulgated by the IRS pursuant to 25 U.S.C. 6311 (e)(3).

15. Maintain the confidentiality of any information relating to Federal/State credit card payments completed in a single transaction. This includes absolutely no disclosure or use of information collected during this transaction for any purpose other than processing the transaction to the U.S. Treasury or appropriate State. Information


TERNO-99-C-00033              Page 9
     collected during this transaction shall not be disclosed or used for any purpose prohibited by Section 6311 of the Internal Revenue Code.

16.  Pay all credit card discount fees and other transaction fees.

17. Provide a merchant descriptor on the taxpayer's credit card statement indicating the tax payment amount as a unique line item entitled "U S Treasury Tax Payment."

18. Provide a merchant descriptor on the taxpayer's credit card statement indicating the convenience fee amount as a unique line item.

19.  Provide status reports (daily and monthly), as described in C.2.5.2 and
     C.2.5.3 below, containing the number of taxpayers using the system and total dollar amount of authorized and settled payments sent to the IRS, and any problems encountered. Aggregate and cumulative payment volumes shall be provided daily. The daily reports, containing the prior days activity, shall be delivered to the designated IRS point of contact (POC) by 2:00 pm Eastern time each day through May 15, 2000, provided that payment confirmation is received by 12:00 pm (Noon) Eastern Time. The Contractor shall notify the IRS POC if payment confirmation is either not received by Noon or is received after Noon, and the Government shall establish a revised reporting time for that day if necessary. Monthly reports shall be delivered to the designated IRS point of contact by the 10th day of each month.

20. Provide weekly reports of all chargeback actions identifying the transaction date, dollar amount, action request date, and reason for action. These actions shall be in conformance with chargeback procedures issued by the IRS and meet the definition of chargebacks provided by the Contractor and agreed to by the IRS. These reports shall be delivered to the designated IRS point of contact by close of business each Friday.

21. Provide Marketing plan and deliverables that support and facilitate public awareness of IRS e-file and electronic payments. This shall include (1) development and execution of an Electronic Payment Marketing Plan (to include IRS e-file key messages, plan milestones/deliverables and measurements for success); (2) description of how the Contractor will track and report the number of unique taxpayers that use the IRS e-file/payment product as a result of the marketing plan execution, and also the number of unique visits to its World Wide Web site by way of a hyperlink from the IRS Digital Daily Web Site; and (3) submission of marketing performance reports. The reports shall contain a narrative description of accomplishments; difficulties/barriers; and measurement of success (number of unique taxpayers that electronically file and pay as a result of the marketing campaign), The reports shall be included in the monthly status reports described above, as a separate section. An initial and supplemental marketing performance


TnINO-99-C-00033              Page 10
  findings report shall be submitted in conjunction with the Pilot Findings Report described in C.2.5.1 and C.2.7. The initial report shall include activity occurring between January and April 2000. The supplemental report shall include a summary of the initial report findings and marketing activity from May through October 2000. These reports are subject to inspection, verification and approval by the IRS.

C.2.4 DUTIES AND RESPONSIBILITIES OF THE GOVERNMENT

The Government's, that is, the Internal Revenue Service's, duties and responsibilities during the term of this contract are to:

1. Provide electronic record specifications necessary for settlement of funds and posting of tax records related to the credit card payments.

2. Provide no consideration to the Contractor for credit card related transactions.

3. Designate Treasury Financial Agent(s) to act on the Government's behalf for settlement of funds in payment of individual taxes owed. The TFA(s) will have no authority to access accounts, use information, or place requirements on any person or organization to use the taxpayer's credit card to collect any amount beyond what has been authorized by the taxpayer.

4. Provide required information or instructions for the contractor to communicate to taxpayers.

5.   Provide required reporting formats.

6. Provide a mechanism for returning funds received by credit card payment in order to correct errors arising from a credit card transaction posted to a cardholder's account without the cardholder's authorization.

7. Process chargeback actions in accordance with its written procedures. This shall include reimbursing the Contractor for unauthorized charges that are substantiated by the cardholder and approved by the Contractor's duly authorized management representative. The Contractor must have completed and delivered the appropriate IRS chargeback form and supporting documentation to the IRS as described in IRS chargeback procedures. Such chargeback requests shall be processed based on the Contractor's determination of the appropriateness of this action as signified by its authorized claimant's signature.

8. Provide a hyperlink from the IRS Digital Daily Web Site to the Contractor's Web Site.

TIRNO-99-C-00033             Page 11

C.2.5    DELIVERABLES

The Contractor shall submit the following deliverables in accordance with the schedule outlined in Section C.2.7.

C.2.5.1 PILOT FINDINGS REPORT

The Contractor shall provide an initial and supplemental pilot findings report. A copy of the report shall be provided to the IRS Contracting Officer (CO)(one copy), the Contracting Officer's Technical Representative (COTR) (one copy), and the IRS Program Manager (three copies). The report shall describe:

1.   the pilot features,
2. the conduct and findings of the pilot as they relate to the Contractor's and any subcontractor's performance (including a summary of all payment transactions, any problems, changes made during the pilot and lessons learned)
3. recommendations for improvement including changes to the Contractor's and/or IRS processes, and
4. practitioner and/or client feedback including customer satisfaction survey results.

The initial report will include activity occurring between January 2000 and April 2000. The supplemental report will include a summary of the initial report's findings and activity from May through October 2000.

C.2.5.2 MONTHLY STATUS REPORTS

The Contractor shall provide monthly status reports on the 10th day of each month through the implementation date of the pilot. The report shall cover the overall progress of the pilot's development. Copies of the report shall be provided to the IRS Contracting Officer (CO) (one copy) and the Contracting Officer's Technical Representative (COTR) (one copy) and the IRS Program Manager (one copy). The report shall contain the following information:

1.   date of report,
2.   project manager name,
3.   project manager telephone number, fax number and e-mail address,
4. a brief description of the work accomplished, emphasizing the progress made since the last reporting period,
5. a description of any unresolved and/or anticipated problems, if any (include schedule impacts),
6. an estimate of the percent of work accomplished to date; and a statement on the status of the pilot as it relates to the work breakdown schedule, either confirming that the task is on schedule or explaining the nature and extent of the pending delay.

TIRNO-99-C-0003-3              Page 12

C.2.5.3 RECURRING TRANSACTION REPORTS

The Contractor shall provide daily and monthly transaction reports. The reports shall cover the post-implementation progress of the pilot. Daily reports shall be provided no later than 9:00 am Eastern Time and should include all prior day transactions and cumulative volumes. Monthly reports shall be provided by the 10th day of each month and include all prior month transactions and reconcile any adjustments made during that month. Copies of the reports shall be provided to the IRS Contracting Officer (CO)(one copy), the Contracting Officer`s Technical Representative (COTR) (one copy) and the Program Manager (one copy) or his/her designee. The report shall contain the following information:

1.   date of report,
2.   period covered,
3.   total number of transactions,
4.   dollar amount of transactions,
5.   total number of payment attempts,
6.   total number of successful attempts,
7.   dollar amount of successful attempts,
8.   average payment amount,
9.   total number of failed attempts,
10.  dollar amount of failed attempts,
11.  reasons for failed attempts, and
12.  customer service activity.

C.2.6 PILOT SUCCESS DETERMINATION

The Contractor shall provide a customer satisfaction survey for a select number of taxpayers participating in the pilot. The contractor will provide this data in their Pilot Findings Report (see C.2.5.1).



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

C.2-7 SCHEDULE OF PERFORMANCE


Responsible                          Event                         Date
Party
--------------------------------------------------------------------------------
Contractor         Provide draft Project Schedule             October 7,1999

--------------------------------------------------------------------------------
Contractor         Provide marketing plan                     October 31, 1999
--------------------------------------------------------------------------------
IRS                Provide comments on draft Project          October 18, 1999
                   Schedule
--------------------------------------------------------------------------------
Contractor         Provide final Project Schedule             October 29, 1999
--------------------------------------------------------------------------------
IRS                Provide revised General Information        October 7, 1999
                   for inclusion in tax preparation
                   software
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Contractor         Obtain signed contracts with other         September 30, 1999
                   participating credit card companies,
                   if applicable
--------------------------------------------------------------------------------
IRS                Provide revised chargeback                 October 29, 1999
                   procedures
--------------------------------------------------------------------------------
Contractor         Begin internal feature testing             November 1, 1999
--------------------------------------------------------------------------------
Contractor         Complete integrated readiness              December 30,1999
                   testing with IRS/TFA
--------------------------------------------------------------------------------
Contractor         Complete internal feature testing          December 29, 1999
--------------------------------------------------------------------------------
Contractor         Begin Pilot                                January 14, 2000
--------------------------------------------------------------------------------
IRS                Provide hyperlink from the Digital         January 14, 2000
                   Daily to the Contractor's Web Site
--------------------------------------------------------------------------------
Contractor         Deliver Initial Pilot Findings Report      June 30, 2000
--------------------------------------------------------------------------------
Contractor         End Pilot                                  October 16, 2000
--------------------------------------------------------------------------------
Contractor         Deliver Final Pilot Findings Report        November 16, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C.2.8 PERFORMANCE REQUIREMENTS

1. All electronic returns shall adhere to the policies and procedures described in the version of the following publications for the tax year corresponding to the filing period of the pilot: (1) Handbook for Electronic Filers of Individual Income Tax Returns, Publication 1345; (2) Electronic Return File Specifications and Record layouts for Individual Income Tax Returns, Publication 1346; or (3) IRS e-file Program for Form 1040, Revenue Procedure 98-50, and (4) On-Line Filing Program: 1040, Revenue Procedure 98-51.


TIRNO-99-C-00033             Page 14

2.The required data fields for each tax payment include: (1) The primary taxpayer's identification number (social security number as shown on the tax return for the year for which the payment applies); (2) The first four characters of the last name of the primary taxpayer; (3) The payment type; (4) The tax period (six character date field); (5) The payment amount; (6) The payment or credit authorization date; (7) Daytime telephone number; (8) Unique identification number (such as declaration control number or confirmation number); and (9) Bank account number, if applicable.

3.The Contractor shall comply with the Electronic Federal Tax Payment System (EFTPS) Credit Card Bulk filer Requirements dated May 17, 1999 and Payment by Credit Card and Debit Card Temporary Regulations, Section 6311 of the Internal Revenue Code (IRC).

C.3 AUTHORITY - CONTRACTING OFFICER, CONTRACTING OFFICER'S
TECHNICAL REPRESENTATIVE AND CONTRACTOR'S PROJECT MANAGER

C.3.1 ADMINISTRATIVE CONTRACTING OFFICER

The IRS Contracting Officer designated for administering this contract is:

Carol Ransom
VOICE: (202) 283-1163
FAX: (202) 283-1099
email: carat.ransom@ccmail.irs.gov

The Contracting Officer, in accordance with Subpart 1.6 of the Federal Acquisition Regulation, is the only person authorized to make or approve any changes in any of the requirements of this contract, and notwithstanding any clauses contained elsewhere in this contract, the said authority remains solely with the Contracting Officer. In the event the Contractor makes any changes at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority and not binding on the Government.

C.3.2 CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE

The Contracting Officer's Technical Representative (COTR) designated for this contract is:

Linda Rickard
VOICE: (202) 283-6852
FAX: (202) 283-4786
email: linda.rickard@m1.irs.gov

TTIRNO-99-C-00033           Page 15

The COTR will represent the Contracting Officer in the administration of technical details within the scope of this contract. The COTR is also responsible for the final inspection and acceptance of all reports, and such other responsibilities as may be specified in the contract. The COTR is not otherwise authorized to make any representations or commitments of any kind on behalf of the Contracting Officer or the Government

The COTR does not have authority to alter the Contractor's obligations or to change the contract specifications, price, terms or conditions. If, as a result of technical discussions, it is desirable to modify contract obligations or the statement of work, changes will be issued in writing and signed by the Contracting Officer.

The COTR assignment for this contract may be changed at any time by the Government without prior notice to the Contractor. The Contractor will be notified of the change.

C.3.3 PROJECT MANAGER

The Contractor's designated Project Manager for this contract is:

Steven R. Johnson
VOICE: 800-487-4567 or 925-855-5040
FAX: 925-838-4395
Email: sjohnson@usaudiotex.com

The Contractor shall provide a Project Manager for this contract who shall have the authority to make any no-cost contract, technical, hiring and dismissal decisions, or special arrangements regarding this contract. The Project Manager shall be responsible for the overall management and coordination of this contract and shall act as the central point of contact with the Government. The Project Manager shall have full authority to act for the Contractor in the performance of the required services. The Project Manager, or a designated representative, shall meet with the COTR to discuss problem areas as they occur. The Project Manager, or designated representative, shall respond within four work hours after notification of the existence of a problem. The Project Manager shall be able to fluently read, write, and speak the English language.

C.4 CONTRACT CORRESPONDENCE

Notwithstanding the Contractor's responsibility for total management during the performance of this contract, the administration of the contract will require maximum coordination between the Government and the Contractor. To promote timely and effective administration, all correspondence pertaining to contractual or administrative matters under the contract shall be addressed to the assigned Administrative

TTIRNO-99-C-00033           Page 16

Contracting Officer.

C.5 DISCLOSURE OF INFORMATION-SAFEGUARDS (IRSAP 1052.224-9000)
(JANUARY 1998)

In performance of this contract, the contractor agrees to comply and assume responsibility for compliance by his/her employees with the following requirements:

     (1) All work shall be performed under the supervision of the contractor or the contractor's responsible employees.

     (2) Any return or return information made available shall be used only for the purpose of carrying out the provisions of this contract. Information contained in such material shall be treated as confidential and shall not be divulged or made known in any manner to any person except as may be necessary in the performance of the contract. Inspection by or disclosure to anyone other than an officer or employee of the contractor shall require prior written approval of the Internal Revenue Service. Requests to make such inspections or disclosures should be addressed to the IRS Contracting Officer

     (3) Should a person (contractor or subcontractor) or one of his/her employees make any unauthorized inspection(s) or disclosure(s) of confidential tax information, the terms of the Default clause (FAR 52.2498), incorporated herein by reference, may be invoked, and the person (contractor or subcontractor) will be considered to be in breach of this contract.

C.6 DISCLOSURE OF "OFFICIAL USE ONLY" INFORMATION SAFEGUARDS
(IRSAP 1052.224-70(D) (DECEMBER 1988)

Any Treasury Department Information made available or to which access is provided, and which is marked or should be marked "Official Use Only", shall be used only for the purpose of carrying out the provisions of this contract and shall not be divulged or made known in any manner to any person except as may be necessary in the performance of the contract. Disclosure to anyone other than an officer or employee of the contractor or subcontractor at any tier shall require prior written approval of the IRS. Requests to make such disclosure should be addressed to the IRS Contracting Officer.

C.7 DISCLOSURE OF INFORMATION-CRIMINAL/CIVIL SANCTIONS (IRSAP
1052.224-71(a) (JANUARY 1998)

(1) Each officer or employee of any person (contractor or subcontractor) at any tier to whom returns or return information is or may be disclosed shall be notified in writing by the person (contractor or subcontractor) that returns or return information disclosed to such officer or employee can be used only for a purpose and to the extent authorized

TTIRNO-99-C-00033            Page 17
herein, and that further disclosure of any such returns or return information for a purpose or to an extent unauthorized herein constitutes a felony punishable upon conviction by a fine of as much as $5,000 or imprisonment for as long as five years, or both, together with the costs of prosecution. Such person (contractor or subcontractor) shall also notify each such officer and employee that any such unauthorized future disclosure of returns or return information may also result in an award of civil damages against the officer or employee in an amount not less than $1,000 with respect to each instance of unauthorized disclosure plus in the case of willful disclosure or a disclosure which is the result of gross negligence, punitive damages, plus the cost of the action. These penalties are prescribed by IRC Sections 7213 and 7431 and set forth at 26 CFR 301.6103(n).

(2) Each officer or employee of any person (contractor or subcontractor) to whom returns or return information is or may be disclosed shall be notified in writing by such person that any return or return information made available in any format shall be used only for the purpose of carrying out the provisions of this contract and that inspection of any such returns or return information for a purpose or to an extent not authorized herein constitutes a criminal misdemeanor punishable upon conviction by a fine of as much as $1,000.00 or imprisonment for as long as 1 year, or both, together with the costs of prosecution. Such person (contractor or subcontractor) shall also notify each such officer and employee that any such unauthorized inspection of returns or return information may also result in an award of civil damages against the officer or employee in an amount equal to the sum of the greater of $1,000.00 for each act of unauthorized inspection with respect to which such defendant is found liable or the sum of the actual damages sustained by the plaintiff as a result of such unauthorized inspection plus in the case of a willful inspection or an inspection which is the result of gross negligence, punitive damages, plus the costs of the action. The penalties are prescribed by IRC Sections 7213A and 7431.

(3) Additionally, it is incumbent upon the contractor to inform its officers and employees of the penalties for improper disclosure imposed by the Privacy Act of 1974, 5 U.S.C. 552a. Specifically, 5 U.S.C. 552a(l)(1), which is made applicable to contractors by 5 U.S.C. 552a(m)(1), provides that any officer or employee of a contractor, who by virtue of his/her employment or official position, has possession of or access to agency records which contain individually identifiable information, the disclosure of which is prohibited by the Privacy Act or regulations established thereunder, and who knowing that disclosure of the specific material is so prohibited, willfully discloses the material in any manner to any person or agency not entitled to receive it, shall be guilty of a misdemeanor and fined not more than $5,000.

C.8 DISCLOSURE OF INFORMATION-OFFICIAL USE ONLY (IRSAP 1052.224-71(b) (DECEMBER 1988)

Each officer or employee of the contractor to whom "Official Use Only" information may

TTIRNO-99-C-00033           Page 18
be made available or disclosed shall be notified in writing by the contractor that "Official Use Only" information disclosed to such officer or employee can be used only for a purpose and to the extent authorized herein, and that further disclosure of any such "Official Use Only" information, by any means, for a purpose or to an extent unauthorized herein, may subject the offender to criminal sanctions imposed by 18 U.S.C. Sections 641.

C.9 DISCLOSURE OF INFORMATION-INSPECTION (IRSAP 1052.224-72)
(DECEMBER 1988)

The Internal Revenue Service shall have the right to send its officers and employees into the offices and plants of the contractor for inspection of the facilities and operations provided for the performance Of any work under this contract. On the basis of such inspection, the Contracting Officer may require specific measures in cases where the contractor is found to be noncompliant with contract safeguards.

C.10 PUBLIC RELEASE OF INFORMATION

1. The Contractor shall obtain the written permission of the IRS Program Manager or COTR before releasing or using any information regarding work on the contract. Information including, but not limited to, advertisements, unclassified speeches, articles, press releases, presentations, displays or demonstrations developed or proposed for release to the public must be submitted in their entirety to the Contracting Officer. The Contractor shall request, in writing, permission to release information describing the scope of the information to be released and the purpose for its release. This clause does not affect the Contractor's rights with regard to patents, which are governed by the patent clauses of this contract.

2. In the event of a termination for the convenience of the Government, the Government shall be responsible for press releases, jointly prepared with the Contractor, declaring the termination of the pilot by the Government. The Government shall consider the contractor's reasonable request for the news media to receive such releases. The Government shall also consider the contractor's reasonable request that it not issue a public release or public announcement of the termination of the contract for the Government's convenience.

C.11 IRSAP 1052.239-9002-YEAR 2000 WARRANTY-COMMERCIAL SUPPLY
PRODUCTS

1.The contractor warrants that each hardware, software, and firmware product provided under this contract and described in (2) and (3) below shall be able to accurately process date data (including, but not limited to, calculating, comparing and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the product documentation provided by the

TTIRNO-99-C-00033           Page 19
contractor, provided that all listed or unlisted products (e.g. hardware, software, firmware) used in combination with such listed product properly exchange date data with it. If the contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed products as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of the contractor's standard commercial warranty or warranties contained in this contract, provided that notwithstanding any provision to the contrary in such commercial warranty or warranties, the remedies available to the Government under this warranty shall include repair or replacement of any listed product whose non-compliance is discovered and made known to the contractor in writing within the time period consistent with this contract's Inspection clause. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

2. Contractor-owned proprietary software, derivative works thereof or other software created by the Contractor (collectively "Contractor Software) will be year 2000 compliant (i.e., will correctly calculate and process, in accordance with such software's intended use and applicable specifications, date-related information and associated date calculations) prior to, during and after the year 2000. If any Contractor Software is determined not to be year 2000 compliant, the Contractor's sole responsibility will be to timely replace it with other software of equivalent or better functionality at no additional cost to Internal Revenue Service. The above remedy is the sole remedy for the failure of Contractor Software to be year 2000 compliant. The Contractor will have no responsibility for the failure of any software other than Contractor Software. Where the Contractor believes that any third-party software licensed by the Contractor and incorporated in Contractor Software or systems will not be year 2000 compliant or compatible with Contractor Software or hardware, the Contractor will notify Internal Revenue Service and work with Internal Revenue Service to identify alternative third party software as needed.

3. OrrTax Software Inc.'s software for use by electronic return originators and tax practitioners in electronically transmitting taxpayers' returns and credit card information to OrrTax who, in turn, electronically transmits the returns to the IRS, and upon approval by the IRS, transmits the taxpayer and credit card data to U.S. Audiotex for authorization is year 2000 compliant as defined in 2 above and warranted as stated in 1 above. All of OrrTax's screens and data elements accept 8 character date entries. No interpretation or conversion logic is necessary

TTMNO-99-C-00033            Page2O

C.12 ADDENDUM 1

C.12.1   FAR CLAUSES INCORPORATED BY REFERENCE

52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES
INCORPOPATED BY REFERENCE

  NUMBER       TITLE                                    DATE

  52.203-3     GRATUITIES                               APR 1984
  52.209-6     PROTECTING THE GOVERNMENT'S              JUL 1995
               INTEREST WHEN SUBCONTRACTING
               WITH CONTRACTORS DEBARRED,
               SUSPENDED, OR PROPOSED FOR
               DEBARMENT
  52.227-14    RIGHTS IN DATA -- GENERAL (ALT III &     JUN 1987
               IV)


C.13 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT
STATUTES OR EXECUTIVE ORDERS -- COMMERCIAL ITEMS, FAR 52.212.6
(MAY 1999)

     (a) The Contractor agrees to comply with the following FAR clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

     (1) 52.222-3, Convict Labor (E.O. 11755); and

     (2) 52.233-3, Protest After Award (31 U.S.C 3553).


     (b) The Contractor agrees to comply with the FAR clauses in this paragraph
(b) which the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components:

TTIRNO-99-C-00033           Page 2l

(Contracting Officer shall check as appropriate.)

_X_(1) 52-203-6, Restrictions ori Subcontractor Sales to the Government, with
       Alternate I (41 U.S.C. 253g and 10 U.S.C. 2402).

___(2) 52.219-3, Notice of HUBZone Small Business set-Aside (Jan 1999)

_X_(3) 52.219-8, Utilization of Small Business Concerns and Small Disadvantaged
       Business Concerns (U.S.C. 637 (d)(2) and (3)).

___(4) 52.219-14, Limitation on Subcontracting (15 U.S.C. 637(a)(14)).

_X_(5) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).

_X_(6) 52.222-26, Equal Opportunity (E.O. 11246).

_X_(7) 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the
       Vietnam Era (38 U.S.C. 4212).

_X_(8) 52.222-36, Affirmative Action for Workers with Disabilities (29 U.S.C.
       793).

_X_(9) 52.222-37, Employment Reports on Disabled Veterans and Veterans of the
       Vietnam Era (38 U.S.C. 4212).

___(10) 52.225-3, Buy American Act-Supplies (41 U.S.C. 10).

___(11) 52.225-9, Buy American Act-Trade Agreements Act-Balance of Payments
        Program (41 U.S.C. 10, 19 U.S.C. 2501-2582).

___(12) Reserved.

___(13) 52.225-18, European Union Sanction for End Products (E.O. 12849).

___(14) 52.225-19, European Union Sanction for Services (E.O. 12849).

___(15) (i) 52.225-21, Buy American Act-North American Free Trade Agreement
        Implementation Act-Balance of Payments Program (41 U.S.C 10, Pub. L. 103-187).

___     (ii) Alternate I of 52.225-21.

_X_(16) 52.239-1, Privacy or Security Safeguards (5 U.S.C. 552a).

TTIRNO-99-C-00033           Page 22

___(17) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels
        (46 U.S.C. 1241).

     (c) The Contractor agrees to comply with the FAR clauses in this paragraph
(c), applicable to commercial services, which the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components:

(Contracting Officer check as appropriate.)

___(1) 52.222-41 Service Contract Act of 1965, As amended (41 U.S.C. 351, et seq.).

___(2) 52.222-42, Statement of Equivalent Rates for Federal Hires (29 U.S.C.
       206 and 41 U.S.C. 351, et seq.).

___(3) 52.222-43, Fair Labor Standards Act and Service Contract Act-Price
       Adjustment (Multiple Year and Option Contracts) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

___(4) 52.222-44, Fair Labor Standards Act and Service Contract Act- Price
       Adjustment (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

___(5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to
       Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreement (CBA) (41 U.S.C. 351, et seq.).

     (d) Comptroller General Examination of Record. The Contractor agrees to comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records--Negotiation.

       (1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract.

       (2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the

TTMNO-99-C-00033             Page 23